Exhibit 99.1

PRESS RELEASE

DICK'S Sporting Goods Details Growth Strategy to Reach $10 Billion in Sales and 10.5% Operating Margin by the End of Fiscal 2017

•	Anticipates 5-year sales and operating profit CAGRs of approximately 11% and 15%, respectively

•	Expects to grow eCommerce sales to approximately $1.1 billion by the end of fiscal 2017

•	Targets Field & Stream to grow to approximately 55 stores and $750 million in sales by the end of fiscal 2017

•	Reaffirms commitment to return capital to shareholders through share repurchases and quarterly dividends

PITTSBURGH, Pa., September 18, 2013 - DICK'S Sporting Goods, Inc. (NYSE: DKS) today detailed its long-term plan and key strategies to deliver sales and operating profit growth and drive shareholder value over the next five years.

During its Analyst Day meeting, the Company presented a sales target of $10 billion by the end of fiscal 2017, representing a 5-year compounded annual growth rate (CAGR) of approximately 11% from fiscal 2012 sales of $5.8 billion. The Company is focused on driving profitable growth and believes it can expand its operating margin by approximately 150 bps to 10.5% in fiscal 2017, from 9.0% in fiscal 2012, through both the expansion of gross margin and leverage of SG&A expenses.

The key drivers of the Company's long-term growth are expected to be DICK'S Sporting Goods stores, eCommerce growth through the Company's omni-channel platform and the Field & Stream brand.

DICK'S Sporting Goods Stores

The Company anticipates growing its store base to over 800 DICK'S Sporting Goods stores by the end of fiscal 2017, an increase of approximately 300 stores from the 518 stores at the end of fiscal 2012. DICK'S Sporting Goods has developed a range of prototypes depending on market characteristics, including its traditional 50,000 sq. ft. single-level stores, 35,000 sq. ft. smaller market stores and 80,000 sq. ft. two-level stores. The Company's merchandising strategy will continue to emphasize its strong vendor relationships, exclusive product and high growth categories such as Youth and Women's. Additionally, the Company will continue to strategically remodel its existing stores to keep them fresh and productive, focusing on key initiatives such as vendor shops and shared service footwear decks.

Omni-channel

The Company also discussed its plan to grow eCommerce sales to approximately $1.1 billion by the end of fiscal 2017, from $292 million in fiscal 2012. The Company is planning to internally control its eCommerce platform, beginning with Golf Galaxy and Field & Stream in 2014 and DICK's Sporting Goods by the end of fiscal 2017. Key strategies for driving omni-channel growth include assortment and content expansion, leveraging diverse marketing channels to generate traffic, driving multi-channel loyalty, capitalizing on the trends in mobile and tablet usage, driving conversion and optimizing the supply chain.

Field & Stream

The Company announced plans to grow its Field & Stream outdoor specialty concept to approximately 55 stores and $750 million in sales by the end of fiscal 2017, capitalizing on its heritage in this category and a core outdoor market estimated at over $30 billion. These stores will bring a differentiated experience to the market, focusing on respected national brands, shop-in-shops and specialty store level services.

Exhibit 99.1

Capital Allocation Strategy

DICK'S Sporting Goods also reaffirmed its capital allocation strategy to provide returns to shareholders through investing in the business, repurchasing shares and paying dividends. To drive the growth of the business the Company expects to invest approximately $1.8 billion in capital expenditures over the next five years, primarily in new stores, store remodels and eCommerce. In addition to its quarterly dividend, the Company's existing up to $1 billion 5-year share repurchase authorization provides the capacity to both offset dilution and also acquire shares opportunistically.

“We are excited about the profitable long-term growth opportunities across our business in our DICK'S Sporting Goods stores, on-line and through our Field & Stream concept,” said Edward W. Stack, Chairman and CEO.

Mr. Stack continued, “To support our long-term goals, we intend to make meaningful investments in our business in the near-term. We are timing these investments to stay ahead of our needs and to produce sustainable, long-term advantages. Even with approximately $1.8 billion of capital expenditures to support our $10 billion sales target, we expect to expand our operating margins.”

Mr. Stack concluded, “In addition to focusing on our customers and our communities, we are laser focused on driving shareholder value over the next five years by investing in the long-term growth of the business, repurchasing shares and paying quarterly dividends.”

Webcast Replay Information

An archived replay of the webcast of the event will be available for approximately 30 days on the DICK'S Sporting Goods Investor Relations website at www.DicksSportingGoods.com/investors.

Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties

Except for historical information contained herein, the statements in this release or otherwise made by our management in connection with the subject matter of this release are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond our control. Our future performance and financial results may differ materially from those included in any such forward-looking statements and such forward-looking statements should not be relied upon by investors as a prediction of actual results. You can identify these statements as those that may predict, forecast, indicate or imply future results, performance or advancements and by forward-looking words such as "believe", "anticipate", "expect", "estimate", "predict", "intend", "plan", "project", "goal", "will", "will be", "will continue", "will result", "could", "may", "might" or other words with similar meanings. Forward-looking statements include statements regarding, among other things, our expectations for future performance, sales targets, margin targets, new store openings, performance of our eCommerce business, and our long-term growth opportunities.

The following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results, and could cause actual results for fiscal 2013 and beyond to differ materially from those expressed or implied in any forward-looking statements included in this release or otherwise made by our management: ongoing economic and financial uncertainties may cause a decline in consumer spending; changes in the general economic and business conditions and in the specialty retail or sporting goods industry in particular; competition in the sporting goods industry; changes in consumer demand; limitations on the availability of attractive store locations; unauthorized disclosure of sensitive or confidential customer information; risks relating to our private brand offerings; access to adequate capital; changing laws and regulations affecting our business including the regulation of firearms and ammunition; factors affecting our vendors; litigation risks; foreign trade issues and currency exchange rate fluctuations; the loss of our key executives, especially Edward W. Stack, our Chairman and Chief Executive Officer; protection of our intellectual property; disruptions with our eCommerce services provider or of our information systems; disruption at our distribution facilities; developments with sports leagues, professional athletes or sports superstars; weather and seasonality of our business; regional risks; risks associated with strategic investments or acquisitions; labor needs; risks associated with being a controlled company; our anti-takeover provisions; our current intention to issue quarterly cash dividends; and our share repurchase activity, if any.

Known and unknown risks and uncertainties are more fully described in the Company's Annual Report on Form 10-K for the year ended February 2, 2013 as filed with the Securities and Exchange Commission ("SEC") on March 22, 2013 and in other reports filed with the SEC. In addition, we operate in a highly competitive and rapidly changing environment; therefore, new risk factors can arise, and it is not possible for management to predict or assess the impact

Exhibit 99.1

of all such risk factors. Forward-looking statements included in this release are made as of the date of this release. We do not assume any obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by the securities laws.

About DICK'S Sporting Goods, Inc.

DICK'S Sporting Goods, Inc. is an authentic full-line sports and fitness specialty omni-channel retailer offering a broad assortment of high quality, competitively-priced brand name sporting goods equipment, apparel and footwear in a specialty store environment. The Company also owns and operates Golf Galaxy, LLC, a golf specialty retailer.

As of August 3, 2013, the Company operated 527 DICK'S Sporting Goods stores in 44 states, 81 Golf Galaxy stores in 30 states and eCommerce websites and catalog operations for DICK'S Sporting Goods and Golf Galaxy. DICK'S Sporting Goods, Inc. news releases are available at www.DicksSportingGoods.com/investors. The Company's website is not part of this press release.

Contacts:
Anne-Marie Megela, VP - Treasury Services and Investor Relations or
Scott W. McKinney, Director of Investor Relations
(724) 273-3400
investors@dcsg.com

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